UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)            November 14, 2006
Wilsons The Leather Experts Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-21543	41-1839933

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7401 Boone Ave. N.
Brooklyn Park, Minnesota		55428

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code                                  (763) 391-4000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On November 14, 2006, Wilsons The Leather Experts Inc. (the “Company”) issued the Press Release that is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1	The Press Release of the Company dated November 14, 2006, containing its financial results for the third quarter ended October 28, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSONS THE LEATHER EXPERTS INC.
Date: November 14, 2006	By /s/ Stacy A. Kruse
Stacy A. Kruse
Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit
No.	Description	Method of Filing
99.1	The Press Release of the Company dated November 14, 2006, containing its financial results for the third quarter ended October 28, 2006.	Electronic Transmission